UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 14, 2007 (November 7, 2007)

BEA Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22369	77-0394711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 North First Street

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 570-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously announced, the Audit Committee of the Board of Directors of BEA Systems, Inc. (the “Company”) conducted a review of the Company’s historical stock option grants and reached a determination that under applicable accounting principles, the actual grant dates for certain stock options differed from the recorded grant dates for such stock options.

To the extent that, as a result of such grant date differences, the Company granted stock options with an exercise price of less than the fair market value of the Company’s common stock on the actual date of grant (i.e., discount stock options), the option holder may be subject to adverse tax consequences, and the Company may be subject to reporting and withholding obligations, imposed by Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”).

As previously disclosed on a Form 8-K filed January 8, 2007, in order to address the adverse tax consequences of Section 409A, effective December 31, 2006, Mark P. Dentinger, Executive Vice President and Chief Financial Officer, and William M. Klein, Vice President, Business Planning and Corporate Development, agreed to increase the exercise price of each of their outstanding discount stock options which were subject to Section 409A and which were granted to them while they were Section 16 officers to the fair market value of the Company’s common stock on the correct grant date as determined by the Company in connection with its stock option review. Mr. Dentinger made this election with respect to grants totaling up to 591,000 shares and Mr. Klein made this election with respect to grants totaling up to 691,636 shares.

In addition, as previously disclosed on a Form 8-K filed February 14, 2007, Alfred S. Chuang, the Company’s Chairman of the Board, Chief Executive Officer and President, and Messrs. Dentinger and Klein, agreed to increase the exercise price of each of their remaining outstanding discount stock options to the fair market value of the Company’s common stock on the correct grant dates as determined by the Company in connection with its stock option review.

Effective November 7, 2007, the Company determined the fair market value of each stock option grant evaluated in connection with its stock option review. With respect to Messrs. Dentinger’s and Klein’s Section 409A elections, this determination established their increased exercise prices under their election agreements. In addition, each of Messrs. Chuang, Dentinger and Klein entered into a Stock Option Modification Agreement in substantially the form attached hereto as Exhibit 10.1 and incorporated herein by reference, which increased the exercise price of each of their remaining discount stock options to the fair market value of the Company’s common stock on the correct grant date, and in the case of the grants to Mr. Chuang on May 17, 1999, to the appropriate exercise price, as determined by the Company in connection with its stock option review.

The repricing information with respect to Messrs. Chuang’s, Dentinger’s and Kleins’s discount stock options under their Section 409A elections and/or Stock Option Modification Agreements is presented in the following tables:

Alfred S. Chuang

Grant Date	Stock Option Plan	Original Exercise Price	Number of Shares	409A Shares Re-Priced	Stock Option Modification Agreement Shares Re-Priced	Re-Priced Exercise Price
3/19/1998	1997	$6.4297	43,744	—	4,167	$6.8281
3/19/1998	1997	$6.4297	156,256	—	156,256	$6.8281
3/17/1999	1997	$3.9688	17,444	—	16,620	$4.4375
3/17/1999	1997	$3.9688	182,556	—	182,556	$4.4375
5/17/1999	1997	$4.3282	11,640	—	11,640	$6.8750
5/17/1999	1997	$4.3282	1,988,360	—	602,255	$6.8750
12/21/2000	1997	$56.5000	1,000	—	1,000	$67.3125
1/3/2001	1997	$53.1250	100	—	100	$62.5625
4/5/2001	1997	$20.9375	9,552	—	9,552	$27.1250
4/5/2001	1997	$20.9375	240,448	—	240,448	$27.1250
11/2/2001	1997	$11.7000	1,500,000	—	1,500,000	$18.0400
4/12/2002	1997	$10.7800	9,277	—	9,277	$12.7300
4/12/2002	1997	$10.7800	290,723	—	290,723	$12.7300

Total			4,451,100	—	3,024,594

Note: Any difference between Number of Shares and Stock Option Modification Agreement Shares Re-Priced is due to shares previously exercised or cancelled.

Mark P. Dentinger

Grant Date	Stock Option Plan	Original Exercise Price	Number of Shares	409A Shares Re-Priced	Stock Option Modification Agreement Shares Re-Priced	Re-Priced Exercise Price
3/31/1999	1997	$3.7500	1,252	—	1,252	$4.1250
6/27/2000	1997	$38.6094	2,813	—	2,813	$48.0000
6/27/2000	1997	$38.6094	4,687	—	4,687	$48.0000
1/3/2001	1997	$53.1250	100	—	100	$68.1250
5/14/2001	1997	$32.3700	1,042	—	1,042	$39.0100
5/14/2001	1997	$32.3700	8,958	—	8,958	$39.0100
11/2/2001	1997	$11.7000	5,669	—	5,669	$16.4200
5/13/2002	1997	$9.2900	1,563	—	1,563	$11.0500
5/13/2002	1997	$9.2900	13,437	—	7,680	$11.0500
11/12/2002	1997	$5.8650	100,000	—	100,000	$9.0225	*
11/16/2004	1997	$8.5400	100,000	100,000	—	$8.6600

Total			239,521	100,000	133,764

Note: Any difference between Number of Shares and Stock Option Modification Agreement Shares Re-Priced is due to shares previously exercised.

*	The stock option was originally granted at a 25% discount from the fair market value. The Re-Priced Exercise Price reflects a 25% discount from the revised grant date fair market value.

William M. Klein

Grant Date	Stock Option Plan	Original Exercise Price	Number of Shares	409A Shares Re-Priced	Stock Option Modification Agreement Shares Re-Priced	Re-Priced Exercise Price
1/3/2001	1997	$53.125	100	—	100	$63.125
3/19/2001	1997	$30.1875	3,128	3,125	3	$32.0625
3/19/2001	1997	$30.1875	46,872	—	46,872	$32.0625
4/5/2001	1997	$20.9375	270	270	—	$27.1250
4/5/2001	1997	$20.9375	99,730	8,064	91,666	$27.1250
11/2/2001	1997	$11.7000	400,000	91,667	308,333	$18.0400
4/12/2002	1997	$10.7800	8,335	8,335	—	$12.7300
4/12/2002	1997	$10.7800	91,665	24,999	66,666	$12.7300
8/18/2004	1997	$6.2000	100,000	56,250	—	$6.9800

Total			750,100	192,710	513,640

Note: Any difference between Number of Shares and Stock Option Modification Agreement Shares Re-Priced is due to shares previously exercised.

In addition, similar to the aforementioned actions taken by Company executives and as previously disclosed on the aforementioned Forms 8-K, each of the current independent directors of the Company who received discount stock options entered into a Section 409A election agreement and/or a Stock Option Modification Agreement in substantially the form attached hereto as Exhibit 10.1 and incorporated herein by reference, which increased the exercise price of each of their discount stock options to the fair market value of the Company’s common stock on the correct grant date as determined by the Company in connection with its stock option review. None of these directors has realized any gain from the exercise of any discount stock options, and as a result of these actions will not realize any such gain in the future.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Stock Option Modification Agreement by and between the Company and certain executive officers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

Date: November 14, 2007	By:	/S/ MARK P. DENTINGER
Mark P. Dentinger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Modification Agreement by and between the Company and certain executive officers or directors.